UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(A) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

PC Universe, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PC UNIVERSE, INC.

504 NW 77TH STREET

BOCA RATON, FLORIDA 33487

——————————————

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2008

——————————————

To our Stockholders:

Notice is hereby given that our 2008 Annual Meeting of Stockholders will be held at our offices, located at 504 NW 77th Street, Boca Raton, Florida 33487, on Wednesday, June 11, 2008, beginning at 10:00 a.m., E.D.T. At the meeting, stockholders will vote on the following matters:

1.

To elect three Class I Directors, each to hold office for a term of two years until our 2010 Annual Meeting of Stockholders, as set forth in the accompanying proxy statement; and

2.

To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board of directors (“Board of Directors”) is not aware of any other business to come before the annual meeting.

Stockholders of record as of the close of business on April 17, 2008 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ Gary Stern
Gary Stern
Chairman and Co-Chief Executive Officer

/s/ Thomas M. Livia
Thomas M. Livia
President and Co-Chief Executive Officer

Boca Raton, Florida
April 28, 2008

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

TABLE OF CONTENTS

Page

ABOUT THE MEETING

1

What is the purpose of the Annual Meeting?

1

Who is entitled to vote?

1

Who can attend the meeting?

1

What constitutes a quorum?

1

How do I vote?

1

Can I change my vote after I return my proxy card?

2

What are the Board of Directors’ recommendations?

2

What vote is required to approve each item?

2

Who pays for the preparation of the proxy?

2

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER HOLDERS

3

PROPOSAL 1 – ELECTION OF CLASS I DIRECTORS

4

DIRECTORS

4

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

5

COMMITTEES OF THE BOARD OF DIRECTORS

6

Audit Committee

6

Compensation Committee

6

Corporate Governance Committee

6

INDEPENDENCE OF THE BOARD OF DIRECTORS

7

CODE OF BUSINESS CONDUCT AND ETHICS

7

REPORT OF THE AUDIT COMMITTEE

7

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

8

DIRECTOR COMPENSATION

8

DIRECTOR NOMINATION PROCESS

9

COMMUNICATIONS WITH STOCKHOLDERS

11

EXECUTIVE COMPENSATION

11

Summary Compensation Table

11

Outstanding Equity Awards as of December 31, 2007

14

Equity Incentive Plan

14

2007 Stock Incentive Plan

15

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

15

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

16

Audit Fees

16

Tax Fees

16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

16

OTHER BUSINESS

16

STOCKHOLDER PROPOSALS

16

ADDITIONAL INFORMATION

17

APPENDIX A

A-1

APPENDIX B

B-1

APPENDIX C

C-1

APPENDIX D

D-1

i

2008 ANNUAL MEETING OF STOCKHOLDERS

OF

PC UNIVERSE, INC.

——————————————

PROXY STATEMENT

——————————————

This proxy statement contains information related to the 2008 Annual Meeting of Stockholders of PC Universe, Inc. (the “Company,” “we,” “us,” or “our”) to be held on Wednesday, June 11, 2008, beginning at 10:00 a.m., E.D.T, at our offices, located at 504 NW 77th Street, Boca Raton, Florida 33487, and at any adjournments or postponements thereof.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent or given to our stockholders is April 28, 2008. Our corporate headquarters are located at 504 NW 77th Street, Boca Raton, Florida 33487, and our telephone number is (561) 953-0390.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will vote on (i) the election of three Class I Directors, as more fully described in Proposal 1 below, and (ii) such other business as may properly come before the annual meeting or any postponement or adjournment thereof. In addition, our management will report on our performance during 2007 and respond to questions from our stockholders. Our board of directors is not aware of any matters that will be brought before the annual meeting, other than procedural matters, that are not referred to in the enclosed notice of the annual meeting.

Who is entitled to vote?

Only stockholders of record of our common stock at the close of business on the record date, April 17, 2008, are entitled to receive notice of the annual meeting and to vote the shares of common stock they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of April 15, 2008, 36,485,170 shares of our common stock, $.001 par value per share, held by 297 stockholders of record were issued and outstanding. Proxies received, but marked as abstentions, and “broker non-votes” (i.e., proxies from the brokers or nominees indicating that such persons have not received instructions from the beneficial owner, or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be included in the calculation of the number of shares considered to be present at the meeting, but will not be counted as votes cast “for” or “against” any given matter.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board of Directors’ recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board of Directors recommends a vote “for” the election of the nominated slate of Class I directors. See “Proposal 1 – Election of Directors” on page 5.

The Board of Directors does not know of any other matters other than the proposals set forth above that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should properly come before the meeting or any director nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

In particular, the enclosed proxy confers discretionary authority to vote with respect to the following matters that may come before the annual meeting or any postponement or adjournment thereof: (i) matters of which we have not received notice by April 24, 2008; (ii) approval of the minutes of the prior meeting if such approval does not amount to ratification of the action or actions taken at that meeting; (iii) any proposal omitted from the proxy statement and form of proxy pursuant to Rules 14a-8 and 14a-9 of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act in this proxy statement; and (iv) matters incident to the conduct of the annual meeting or any postponement or adjournment thereof. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of common stock (one vote per share) is required for the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes cast will be elected Class I directors. A properly executed proxy marked “VOTE WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Under the Nevada Revised Statutes of the State of Nevada, an abstention from voting on any proposal will have the same legal effect as an “against” vote. Broker non-votes will not count as votes any other matter that may properly come before the annual meeting. Stockholders do not have the right to cumulate their votes for directors.

Any other matter that may properly come before the annual meeting should be approved by the affirmative vote of a majority of the shares present or represented by proxy at the annual meeting.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER HOLDERS

As of April 17, 2008, there were 36,485,170 shares of common stock issued and outstanding. The following table shows, as of that date, the number of shares of common stock beneficially owned by:

•

each of our directors;

•

each of our three most highly compensated current executive officers;

•

all of our directors and executive officers as a group; and

•

each person known by us to beneficially own more than 5% of any class of our outstanding voting securities.

Beneficial ownership means sole and shared voting power or investment power with respect to a security. Unless otherwise provided, the address of each holder listed under the heading “Common Stock” is c/o PC Universe, Inc., 504 NW 77th Street, Boca Raton, Florida 33487.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Beneficially Owned

Common Stock
Gary Stern	14,976,667	41.05%
Thomas M. Livia	14,982,667	41.07%
Dean J. Rosenbach (1)	59,688	*
Victor Grillo (1)	30,762	*
Randall N. Paulfus (1)	0	0
Bruce Martin (2)	0	0
Michael Labinski (3)	5,635	*
Legisi Marketing, Inc. (4)	3,333,334	9.14%

All directors and executive officers as a group (7 persons)	30,055,419	82.38%

*Less than 1%

———————

(1)

Does not include non-vested grants of nonqualified options under our 2007 Stock Incentive Plan to purchase 25,000 shares at a price of $0.375 per share which vest in accordance with the following schedule: 20% on each of the first, second, third, fourth and fifth anniversaries of the date of grant.

(2)

Does not include a non-vested grant of nonqualified options under our 2007 Stock Incentive Plan to purchase 25,000 shares at a price of $0.14 per share, which vest in accordance with the following schedule: 20% on each of the first, second, third, fourth and fifth anniversaries of the date of grant.

(3)

Does not include non-vested grants of incentive stock options under our 2007 Stock Incentive Plan to purchase 300,000 shares at a price of $0.375 per share which vest in accordance with the following schedule: 20% on each of the first, second, third, fourth and fifth anniversaries of the date of grant.

(4)

Gregory McKnight, a natural person who serves as president of and is the sole stockholder of Legisi Marketing, Inc., has sole investment and voting power with respect to the shares beneficially owned by Legisi. Legisi’s address is 5154 Miller Road, Suite F, Flint, Michigan 48507.

PROPOSAL 1 – ELECTION OF CLASS I DIRECTORS

Our Amended and Restated Articles of Incorporation provide that the number of directors constituting the Board of Directors shall consist of not less than one (1) and not more than nine (9) directors. Furthermore, in accordance with our Amended and Restated By-laws and pursuant to a resolution of our Board of Directors, our Board of Directors is divided into three classes designated Classes I, II and III. Following the 2008 Annual Meeting of Stockholders and so long as our Class III seats remain vacant, our Class I directors and our Class II directors will serve for two-year terms. At such time in the future when Class III directors are appointed or elected to our Board of Directors, our Class I, Class II and Class III directors will each serve for three-year terms, with one class of directors subject to re-election annually.

There are currently six members of the Board of Directors, three of which are Class I directors and three of which are Class II directors. The Class II directors will serve for a two-year term until the 2009 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their resignation or removal. At the present time, the Class III board seats will remain vacant until qualified director nominees are identified for service on the Board of Directors.

The Board of Directors has nominated Victor Grillo, Randall N. Paulfus, and Dean J. Rosenbach to serve as Class I directors. Each of these persons were recommended by Thomas M. Livia and Gary Stern. If elected, Messrs. Grillo, Paulfus and Rosenbach will serve as Class I directors for a two-year term each until the 2010 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their resignation or removal.

We expect that all of our director nominees will be available for election, but if any of them should become unavailable to stand for election at any time before the annual meeting, the proxies may be voted for a substitute nominee selected by our Board of Directors.

DIRECTORS

Our director nominees and their ages as of April 17, 2008 are as follows:

Name	Age	Present Term Expires	Position
Dean J. Rosenbach	60	2008	Class I Director Nominee, Director since 2007
Randall N. Paulfus	61	2008	Class I Director Nominee, Director since 2007
Victor Grillo	67	2008	Class I Director Nominee, Director since 2007

Dean J. Rosenbach – Class I Director Nominee.

Mr. Rosenbach is a retired board certified civil trial lawyer who practiced law for 26 years in Palm Beach County, Florida. Mr. Rosenbach retired in 1998 from the law firm of Lewis, Vegosen, Rosenbach, Silber and Dunkel, P.A. Still a member of the Florida Bar, he has served on the boards of two community banks, Prime Bank, and Palm Beach County Bank, both of which were sold successfully to larger institutions. He has served on loan, audit, and executive compensation committees. He also continues to serve on the board of directors and executive committee of the Jewish Federation of Palm Beach County, a major charitable fund raising organization serving Jews while building community in central and northern Palm Beach County. He presently chairs the audit committee of the Jewish Federation.

Randall N. Paulfus – Class I Director Nominee.

Mr. Paulfus currently serves as the Chief Financial Officer of Ceramic Protection Corporation, a manufacturer of body and vehicle armor which corporation he joined in June 2007. Prior to this, and since February 1999, Mr. Paulfus was a partner in Tatum, LLC, a financial executive services firm. At Tatum, Mr. Paulfus filled a number of roles as a financial consultant and as an Interim Chief Financial Officer for client companies some of which were Securities and Exchange Commission reporting companies. Prior to his service at Tatum, and since May 1997, Mr. Paulfus served as Chief Financial Officer of Advanced Electronic Support Products, Inc., an international manufacturer and distributor of electronic connectivity products.

Victor N. Grillo – Class I Director Nominee.

Mr. Grillo has been a marketing entrepreneur for over three decades. From the mid-1970s to the late 1980s, Mr. Grillo was a pioneer in marketing and selling personal electronics to major retailers across the United States. Mr. Grillo founded Advanced Results Marketing Inc. and Cricket Productions Inc., where he developed, marketed and sold household products via infomercial television commercials. Mr. Grillo’s television products include: Ginsu Knives, Auri Car Wax, DiDi Seven Spot Remover, Triple Edge Wiper Blades, and Ab Roller. Since his retirement in 1999, Mr. Grillo has been a consultant to Advanced Results Marketing and a director of Cricket Productions. Today, Mr. Grillo continues to create and sell new brands such as the Faraday shake flash light that never needs batteries. Mr. Grillo sold the distribution rights to Rayovac in 2006. Mr. Grillo is experienced in areas including marketing, distribution, brand building, management, and mergers and acquisitions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS CLASS I DIRECTORS OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

 The background and business affiliations of the Company’s other directors whose terms of service continue beyond 2008 and our executive officers, are set forth below:

Gary Stern – Class II Director, Chairman, Co-Founder and Co-Chief Executive Officer – Age 47. Mr. Stern has served as Co-Chief Executive Officer and Chairman of our Board of Directors since June 2006. Mr. Stern co-founded PC Universe in 1995 with Mr. Livia. Prior to that time, Mr. Stern served in executive management positions at Commodore, NCR and Epson America. Mr. Stern has over 22 years of industry experience, including experience in channel sales and marketing. Mr. Stern oversees strategic relationships with manufacturers and distributors and is instrumental in setting the direction for PC Universe. Mr. Stern was awarded a bachelor of science degree from the University of Massachusetts at Lowell.

Thomas M. Livia – Class II Director, President, Co-Founder and Co-Chief Executive Officer – Age 38. Mr. Livia has served as our President and Co-Chief Executive Officer since June 2006. Mr. Livia co-founded PC Universe in 1995 with Mr. Stern. He has over 15 years experience in the computer industry. In his role as President, he focuses on our organizational needs, strategic planning, finance, sales and operations. As a co-founder, Mr. Livia has been involved in all aspects of our growth. Mr. Livia has been instrumental in the growth of our e-commerce business. Mr. Livia holds a degree in economics from the State University of New York at Stonybrook.

Bruce Martin – Class II Director – Age 49. Mr. Martin has served as a member of the Board of Directors since February 2008. Mr. Martin has 25 years experience selling computer and other technology products for small, midsize and large businesses. From 1998 to 2001, Mr. Martin was President and CEO of 4Sure, Inc., a company that specialized in on-line technology sales , which was sold to Office Depot, Inc. in 2001. At Office Depot, he was President of Tech Depot, Office Depot's technology reseller division until 2005. Prior to 4Sure, Mr. Martin was Co-President and Chief Operating Officer of Multiple Zones International, now Zones, Inc. In addition, Mr. Martin served as Senior Vice President at Ingram Micro, Inc. where he was responsible for world-wide purchasing and products.

Michael Labinski – Chief Financial Officer – Age 36. Mr. Labinski has served as our Chief Financial Officer since May 2007. Mr. Labinski manages relationships with the Board of Directors, banks, investors and other key partners. Mr. Labinski oversees daily financial operations while driving important activities such as forecasting, monitoring of key metrics and managing expenses. Prior to joining us, from July 2000 through November 2006, Mr. Labinski served as CFO and Vice President of Finance & Administration at Mathsoft Engineering & Education, Inc., a leading worldwide software developer for engineering calculations which was later acquired by Parametric Technology Corporation during 2006. Mr. Labinski has also held key financial positions including Vice President of Finance at Wash Depot Holdings, Inc. and Manager of Financial Reporting at Suburban Ostomy Supply Company, Inc. Mr. Labinski received a Master of Business Administration from Northeastern University and a Bachelor of Business Administration from St. Bonaventure University.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established an Audit Committee, a Compensation Committee and a Corporate Governance Committee, each of which is briefly described below. The Board of Directors does not have a standing Nominating Committee, but the Corporate Governance Committee fulfills the function of the Nominating Committee.

Audit Committee

The Audit Committee assists the Board of Directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee reviews the scope of independent audits and assesses the results. The Audit Committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The Audit Committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The Audit Committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee currently consists of Messrs. Paulfus, Rosenbach and Grillo all of whom have been determined by our Board of Directors to be “independent” as defined under the standards of independence adopted by the Board of Directors and as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Paulfus currently serves as Chairman of the Audit Committee. The Audit Committee met one time in 2007. Mr. Paulfus qualifies as an “audit committee financial expert” as defined under Item 407 of SEC Regulation S-K.

The Audit Committee Charter is included as Appendix A to this proxy statement.

Compensation Committee

The Compensation Committee administers incentive compensation plans, including stock option plans, and advises the Board of Directors regarding employee benefit plans. The Compensation Committee establishes the compensation structure of our senior executives, approves the compensation of our senior executives, and makes recommendations regarding the compensation of our Co-Chief Executive Officers and our other executive officers. The Compensation Committee advises and makes recommendations to the Board of Directors on all matters concerning director compensation. The Compensation Committee may not delegate any of its authority regarding the consideration and determination of executive and director compensation. The Compensation Committee, which was established in September 2007, currently consists of Messrs. Rosenbach, Grillo, Paulfus and Martin, all of whom have been determined by our Board of Directors to be “independent” as defined under the standards of independence adopted by the Board of Directors and as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Rosenbach currently serves as chairman of the Compensation Committee. The Compensation Committee met one time in 2007.

The Compensation Committee Charter is included as Appendix B to this proxy statement.

Corporate Governance Committee

The Corporate Governance Committee evaluates and recommends candidates for election to our Board of Directors, reviews the performance and contribution of directors, recommends membership for standing committees, reviews director independence, and adopts and reviews Company corporate governance guidelines and codes of conduct. The Corporate Governance Committee, which was established in September 2007, currently consists of Messrs. Rosenbach, Grillo, Paulfus and Martin, all of whom have been determined by our Board of Directors to be “independent” as defined under the standards of independence adopted by the Board of Directors and as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Grillo currently serves as chairman of the Corporate Governance Committee.

The Corporate Governance Committee Charter is included as Appendix C to this proxy statement.

INDEPENDENCE OF THE BOARD OF DIRECTORS

Our independent directors are Messrs. Rosenbach, Grillo, Paulfus and Martin. The Board of Directors has determined that these directors are independent directors based on certain independence criterion adopted by the Board of Directors during 2008 and the independence standards contained in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. In making its determination, the Board of Directors considered the lack of relationships or transactions between the Company and these independent directors. We anticipate that the Company’s criteria for independence as approved during 2008 by the Board of Directors will be available to stockholders on our website located at http://www.pcuniverse.com in April 2008.

CODE OF BUSINESS CONDUCT AND ETHICS

We have established a Code of Ethics that applies to our co-chief executive officers and senior financial officers including our principal financial officer, principal accounting officer or controller, if any, or persons performing similar functions. A copy of the Code of Ethics for Co-Chief Executive Officers and Senior Financial Officers is included as Appendix D to this proxy statement.

We intend to disclose any amendments to or waivers from our Code of Ethics applicable to any of our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website at: www.pcuniverse.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Company has reviewed and discussed the audited consolidated financial statements of the Company with management of the Company and Reznick Group, P.C., registered independent public accounting firm for the Company. Management represented to the Audit Committee that the Company’s audited financial statements were prepared in accordance with generally accepted accounting principles in the United States.

The Audit Committee has discussed with Reznick Group, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

The Audit Committee has received the written disclosures and confirming letter from Reznick Group, P.C. required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Reznick Group, P.C. their independence from the Company.

Based on these reviews and discussions with management of the Company and Reznick Group, P.C. referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement.

Submitted by the Audit Committee:

Randall N. Paulfus, Chairman

Dean J. Rosenbach

Victor N. Grillo

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Effective September 13, 2007, the Compensation Committee for the fiscal year ended December 31, 2007 consisted of Messrs. Rosenbach, Grillo and Paulfus with Mr. Rosenbach serving as Chairman. No person who served as a member of the Compensation Committee during fiscal 2007 was a current or former officer or employee of our Company or engaged in certain transactions with us required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during fiscal year 2007, which generally means that no executive officer of our Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as director or member of the Compensation Committee of our Company.

DIRECTOR COMPENSATION

Our compensation program for non-employee directors is designed to enable us to attract, retain and motivate highly qualified directors to serve on our Board of Directors.

It is also intended to further align the interests of our directors with those of our stockholders. Annual compensation for our non-employee directors in 2007 was comprised of a mix of cash and equity-based compensation. The Compensation Committee periodically reviews Board of Directors compensation for non-employee directors and is responsible for recommending to the Board of Directors changes in director compensation.

The following table sets forth information regarding the compensation of our directors for the fiscal year ended December 31, 2007:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2) (3)	Total ($)
Victor N. Grillo	—	3,000	9,375	12,375
Bruce Martin	—	—	—	—
Randall N. Paulfus	6,000	—	9,375	15,375
Dean J. Rosenbach	—	6,000	9,375	15,375

———————

(1)

Gary Stern, our director, Chairman and Co-Chief Executive Officer, and Thomas Livia, our director, President and Co-Executive Officer, did not receive any compensation during fiscal 2007 for serving on our Board of Directors. Bruce Martin was elected to the Board of Directors in February 2008 and received no compensation in fiscal year 2007.

(2)

Under the fair value method, the fair value of each stock option awarded to each of our non-employee directors on the date of grant was $0.375 per option. No modification, amendment or re-pricing of the option exercise price was conducted. No dividends or other earnings were paid on stock option awards during the year.

(3)

On December 31, 2007, the following represents the aggregate number of option awards outstanding for each of the above named directors: (i) Mr. Grillo – 25,000; (ii) Mr. Martin – none; (iii) Mr. Paulfus – 25,000; and (iv) Mr. Rosenbach – 25,000.

How are directors compensated?

Compensation. In determining the compensation for independent members of the Board of Directors, the Compensation Committee reviewed board compensation at Insightful Corporation, Parametric Technology Corporation and Zones, Inc. and QEP Company.  In April 2008, the Board of Directors ratified and approved a compensation plan (“Director Compensation Plan”) for independent members of the Board of Directors whereby such persons are to be compensated for their services as directors at the rate of $2,500 per quarter, subject to each director attending a minimum of 75% of all regular and special meetings of the full Board of Directors and 75% of any committees of the Board of Directors. Audit Committee members also receive $1,000 for each Audit Committee meeting they attend in person and $500 for each meeting they attend by telephone. Members of the Compensation Committee and Corporate Governance Committee also each receive $500 for each meeting they attend in person and

$250 for each meeting they attend by telephone. Additionally, we reimburse up to $1,500 of our independent directors’ out of pocket expenses related to their attendance at meetings in-person.

Incentive Stock Awards. Our directors are eligible to receive awards of stock options, restricted stock, restricted stock units and other forms of stock-based compensation under our 2007 Stock Incentive Plan (“2007 Plan”). Under our Director Compensation Plan, independent members of the Board of Directors are entitled to receive 25,000 stock options per year, which options vest in equal amounts over a four year period, as compensation for attending meetings during that year, provided that they attend a minimum of 75% of regular and special meetings of the Board and of any committees thereof.

How often did the Board of Directors meet during 2007?

Director Attendance at Board Meetings. During 2007, the Board of Directors held two meetings and took action by unanimous written consent ten times. In 2007, each director, except Mr. Grillo, attended more than 75% of the aggregate of: (i) the number of meetings of the Board of Directors held during the period he served on the Board of Directors; and (ii) the number of meetings of the committees of the Board of Directors held during the period he served on such committees. Mr. Grillo attended 50% of the meetings of the Board of Directors held during the period he served on the Board of Directors and 50% of the meetings of the committees of the Board of Directors held during the period he served on such committees.

Director Attendance at Annual Meetings. We have no formal policy regarding attendance by our directors at annual stockholders meetings, however, directors are encouraged to attend all annual and special meetings of our stockholders in person. Messrs. Paulfus, Stern and Livia attended the 2007 Annual Meeting of Stockholders.

DIRECTOR NOMINATION PROCESS

General Information. We do not have a standing Nominating Committee of the Board of Directors. The Corporate Governance Committee is responsible for, among other matters, determining the board member qualifications needed to strengthen and balance the Board of Directors, establishing criteria for selecting new directors, recommending nominees for director and recommending directors for membership on various committees of the Board of Directors for consideration of the full Board of Directors.

Consideration of Director Candidates Recommended or Nominated by Stockholders. The Corporate Governance Committee will consider properly submitted stockholder recommendations of director candidates. A stockholder who wishes to recommend a prospective director nominee should send a letter to the Chairman of the Corporate Governance Committee, Victor N. Grillo, at: 504 NW 77th Street, Boca Raton, FL 33487. Such letter must be signed and dated and the following information must be included in or attached to the letter:

•

name and address of the stockholder making the recommendation;

•

proof that the stockholder was the stockholder of record, and/or beneficial owner, of the Company’s common stock as of the date of the letter;

•

the name, address and resume of the recommended nominee;

•

all other information regarding the stockholder nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

•

written confirmation executed by the proposed nominee to serve as a director if so nominated and elected.

The deadline for submitting the letter recommending a prospective director nominee for next year’s annual meeting of stockholders is December 29, 2008, provided the stockholder making the recommendation would like the Corporate Governance Committee to consider recommending such candidate to the independent members of the Board of Directors for inclusion in the proxy materials for the next year’s annual meeting of stockholders.

Director Qualifications. The Corporate Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of members of the Board of Directors and will periodically review and update the criteria as necessary. When considering candidates for Board of Directors membership, the Corporate Governance Committee takes into consideration the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member.

In accordance with the Company’s Guidelines on Corporate Governance, candidates nominated for election or reelection to the Board of Directors should possess the following qualifications:

•

Personal characteristics:

–

highest personal and professional ethics, integrity and values;

–

an inquiring and independent mind, with a respect for the views of others;

–

ability to work well with others;

–

practical wisdom and mature judgment.

•

Broad, policy-making level training and experience in business, government, military, law enforcement, academia, or science to understand business problems and evaluate and formulate solutions.

•

Expertise that is useful to the Company and complementary to the background and experience of other Board members.

•

Willingness to devote the time necessary to carrying out the duties and responsibilities of Board membership and to be an active, objective and constructive participant at meetings of the Board and its Committees.

•

Commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations.

•

Willingness to represent the best interests of all stockholders and objectively appraise management performance.

Identifying and Evaluating Nominees for Director. The Corporate Governance Committee assesses the appropriate size of the Board of Directors in accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, whether any vacancies on the Board of Directors are expected and which incumbent directors will stand for reelection at the next annual meeting of stockholders. If a vacancy is anticipated, or otherwise arises, the Corporate Governance Committee considers candidates for director suggested by members of the Corporate Governance Committee and other members of the Board of Directors, as well as management, stockholders and other parties, and makes recommendations to the independent members of the Board of Directors regarding proposed candidates to fill the vacancy. The Corporate Governance Committee also has the authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for reelection as described below, there are no differences in the manner in which the Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a stockholder or any other party.

In the case of an incumbent director whose term of office expires, the Corporate Governance Committee reviews such directors’ service to us during the past term, including, but not limited to, the number of Board of Directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a member of the Board of Directors outlined above, including the director’s independence, as well as any special qualifications required for a member of a committee of the Board of Directors if such director serves on one of more committees of the Board of Directors and makes a recommendation regarding such director’s nomination for reelection of the full Board of Directors. When a member of the Corporate Governance Committee is an incumbent director eligible to stand for reelection, such director does not participate in the discussion of his or her recommendation for nomination for reelection.

In the case of a new director candidate, the Corporate Governance Committee will evaluate whether the nominee is independent and whether the nominee meets the qualifications for a member of the Board of Directors on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Corporate Governance Committee determines whether is should interview the nominee, and if warranted, one or more members of the Corporate Governance Committee interview the nominee in person or by telephone.

Upon completing the evaluation, and the interview in case of a new candidate, the Corporate Governance Committee makes a recommendation to the independent members of the Board of Directors as to whether to nominate the nominee for election at the annual meeting of stockholders.

COMMUNICATIONS WITH STOCKHOLDERS

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with Thomas M. Livia, our President and Co-Chief Executive Officer. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed c/o PC Universe, Inc. 504 NW 77th Street, Boca Raton, Florida 33487. All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

EXECUTIVE COMPENSATION

The following table discloses for the periods presented the compensation paid to the persons who served as our Chief Executive Officers and our Chief Financial Officer and our only other executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($)	All Other Compensation ($) (1)	Total ($)
Gary Stern, Chairman and Co-Chief Executive Officer (2)	2007	201,383	—	17,080	218,463
	2006	176,600	—	1,095	172,695
Thomas M. Livia, President and Co-Chief Executive Officer	2007	206,749	—	23,697	230,446
	2006	164,100	—	16,665	180,765
Michael Labinski, Chief Financial Officer (3)(5)	2007	78,596	13,588	8,750	100,934
	2006	—	—	—	—
Deborah Kania, Senior Vice President and General Manager (4)(5)	2007	105,000	13,588	17,178	135,766
	2006	17,500	—	32,000	49,500

———————

(1)

“All Other Compensation” consists of the following: (i) for Messrs. Stern and Livia only, the use of an automobile; (ii) with respect to Messrs. Stern and Livia, life insurance premiums paid by us and (iii) with respect to Messrs. Livia, Labinski and Ms. Kania, cash bonuses.

(2)

Since 1995, Mr. Stern served as our President; he resigned from this position in 2006 and currently serves as Chairman of our Board of Directors and Co-Chief Executive Officer.

(3)

Mr. Labinski commenced his employment with us as Chief Financial Officer in May 2007.

(4)

Ms. Kania commenced her employment with us as a Senior Vice President and General Manager in November 2006. She previously provided consulting services to us from time to time prior to November 2006 for which she was paid an aggregate of $32,000 in consulting fees. Ms. Kania ceased her employment with us as a Senior Vice President and General Manager in January 2008. As a result, she forfeited 300,000 options granted to her in September 2007.

(5)

The weighted average fair value of the options on the grant date was $0.3291 for Ms. Kania and Mr. Labinski. The fair value of each option is estimated on the grant of date using the Black-Scholes option-pricing model with the following weighted average assumptions for stock options granted during the year ended December 31, 2007:

Expected dividend yield	0.0%
Expected stock volatility	166%
Risk-free interest rate	4.2%
Expected term (in years)	5
Forfeiture rate	0.0%

For stock subject to graded vesting, we utilized the “straight-line” method for allocating compensation cost by period.

Employment Agreements

Pursuant to the terms of their employment agreements, Messrs. Stern and Livia serve as our Chairman and President, respectively, and Co-Chief Executive Officers, for an initial five-year period commencing on the employment agreement effective date. The term of each agreement automatically renews for successive two-year terms, unless we or Messrs. Stern or Livia, respectively, terminates by giving written notice to the other not less than ninety days prior to the end of the then current term, in which case the employment agreement terminates as of the last day of such employment period. Mr. Stern and Mr. Livia’s agreements were effective as of September 8, 2007 and May 14, 2007, respectively.

Pursuant to their respective employment agreements, Messrs. Stern and Livia each receive: (i) a salary of not less than $214,500 per year; (ii) any increases granted by the Board of Directors from time to time; (iii) a bonus equal to 8% of EBITDA, provided that such bonus shall not exceed $200,000 in any year, paid within thirty days of each anniversary of the employment agreement; (iv) a car allowance equal to $1,400 per month, which amount shall increase by $100 per month on each two year anniversary of employment; (v) reimbursement of necessary and reasonable travel and other work-related expenses, including reimbursement of first class hotel accommodations and first class air travel for any flight that is greater than two hours in duration; (vi) four weeks of vacation; and (vii) participation in any benefit programs generally available to our senior executives including, but not limited to, insurance, health, medical, 401(k) and employee stock incentive programs.

Each agreement contains a confidentiality provision, non-competition covenant and a non-solicitation covenant which restricts each officer’s activities during the term of the agreement and for a period of twelve months thereafter, except the later two covenants discontinue once we fulfill our obligations pursuant to the employment agreement in the event of termination without cause by us or termination for good reason by Messrs. Stern or Livia.

In May 2007, Michael Labinski commenced service as the Company’s full-time Chief Financial Officer and is entitled to receive an annual salary of $125,000, as well as an annual bonus of up to 20% of his base salary based on mutually agreed upon quarterly objectives. Mr. Labinski is eligible for all health and welfare insurance benefits offered to all of the Company’s other employees as of the effective date. There is no written employment agreement or specified term for Mr. Labinski’s employment and either party may terminate the employment relationship at any time, with or without advance notice. In September 2007, Mr. Labinski received stock options issued pursuant to our 2007 Plan to purchase up to 300,000 shares of our common stock at an exercise price of $0.375 per share, which options vest in five equal annual installments beginning on September 13, 2008. The option expires ten years from the date of the grant unless Mr. Labinski’s employment is terminated earlier, upon which the option will expire in accordance with the 2007 Plan.

Post-Termination Payments

Messrs. Stern and Livia are each entitled to receive certain payments upon termination of his employment depending on the triggering termination event, as described in the “Employment Agreements” section above. The following is a description of the triggering events:

Good Reason: Pursuant to the terms of each Messrs. Stern’s and Livia’s employment agreements, each executive shall be deemed to have “good reason” to terminate his employment in the event that: (i) the executive is not retained as our Chairman, with respect to Mr. Stern, and President, with respect to Mr. Livia, even if executive is allowed to continue in our employ; (ii) we materially reduce the executive’s duties and responsibilities hereunder; (iii) the executive is removed from his position as a member of our Board of Directors for any reason other than in connection with the executive’s termination for cause; (iv) we fail to perform or observe any of our material obligations to the executive under the employment agreement including, without limitation, by failing to provide or cause the provision of, any compensation or benefits to the executive that it is obligated to provide hereunder; or (v) if we (A) consummate a merger, consolidation, sale of all or substantially all of our assets, or enter into a business combination whereby, following such transaction, we are not the surviving corporation, (B) enter into a transaction or series of transactions with a person, group or entity resulting in the acquisition of fifty percent or more of the then outstanding shares of our common stock (or any other securities with voting rights attached thereto), (C) effect a change in the majority of our Board of Directors, or (D) enter into any recapitalization or similar transaction resulting in a change in fifty percent or more of our common stock (or any other securities with voting rights attached thereto).

Incapacity: Pursuant to the terms of each Messrs. Stern’s and Livia’s employment agreements, the term “incapacity” with respect to each executive means such executive’s inability to perform his duties and obligations pursuant to the employment agreement on account of illness or other impairment for six consecutive months or such longer period as proscribed by applicable law.

Death: Pursuant to the terms of each of Messrs. Stern’s and Livia’s employment agreements, the term “incapacity” with respect to each executive shall mean such executive’s inability to perform his duties and obligations pursuant to the employment agreement on account of illness or other impairment for six consecutive months or such longer period as proscribed by applicable law.

If either of Messrs. Stern or Livia’s employment is terminated, he is entitled to receive the following payment pursuant to the terms of his respective employment agreement, depending on the triggering event of his employment termination:

(i)

termination for cause—the executive shall be entitled to receive: (A) the base salary owing to the executive through the date of termination and (B) any business expenses which were properly reimbursable to the executive pursuant to the employment agreement through the date of termination;

(ii)

termination without cause or for good reason—the executive shall be entitled to receive (A) the base salary owing to the executive through date of termination plus base salary for the remaining term of the employment agreement plus the subsequent two-year period; (B) any business expenses which were properly reimbursable to the executive pursuant to the employment agreement through the date of termination; (C) for the two-year period subsequent to termination, the health, medical insurance and other benefits which are provided to the executive in the employment agreement; and (D) any stock options granted by us to the executive which have not vested or are not yet exercisable shall automatically vest and become immediately exercisable by the executive commencing on the date of termination and for a period of five years following the date of termination;

(iii)

termination for incapacity—the executive or the executive’s legal representative, as the case may be, shall be entitled to receive (A) the base salary owing to the executive through the date the executive receives written notice from us of his termination due to incapacity plus base salary for the remaining term of the employment agreement plus the subsequent two-year period; and (B) any business expenses which were properly reimbursable to the executive pursuant to the employment agreement through the date of termination; or

(iv)

termination for death—the executive’s estate or legal representative, as the case may be, shall be entitled to receive (A) the base salary owing to the executive hereunder through the date of death plus base salary for the remaining term of the employment agreement plus the subsequent one-year period; and (B) any business expenses which were properly reimbursable to the executive pursuant to the employment agreement through the date of termination.

Outstanding Equity Awards as of December 31, 2007

The following table lists the outstanding equity incentive awards held by our named executive officers as of December 31, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date
Gary Stern, Chairman and Co-Chief Executive Officer	—	—	—
Thomas M. Livia, President and Co-Chief Executive Officer	—	—	—
Michael Labinski, Chief Financial Officer	300,000 (1)	$0.38	9/12/2017
Deborah Kania, Senior Vice President and General Manager	300,000 (1)(2)	$0.38	9/12/2017

———————

(1)

All unexercisable options vest at the rate of 20% per year on the anniversary of the date of the calendar year following the year in which the options are granted. By way of example, 20% of all options granted in 2007 will vest in 2008.

(2)

Ms. Kania forfeited the 300,000 options in January 2008 as a result of her resignation from the Company.

Equity Incentive Plan

The following table provides information as of December 31, 2007 with respect to employee compensation plans under which our equity securities are authorized for issuance.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights Column (a)	Weighted–Average Exercise Price of Outstanding Options, Warrants and Rights Column (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) Column (c)
Equity compensation plans approved by security holders	1,900,834	$0.44	2,432,500
Equity compensation plans not approved by security holders	—	—	—

Total	1,900,834	$0.44	2,432,500

2007 Stock Incentive Plan

The 2007 Plan was approved by our Board of Directors on July 12, 2007 and by our stockholders at our 2007 Annual Meeting of Stockholders held on September 12, 2007. The purpose of the 2007 Plan is to provide an additional incentive in the form of stock options (both incentive and nonqualified stock options), restricted stock and restricted stock units to selected persons providing services to the Company and/or any 50% or greater owned subsidiary of the Company. Awards under the 2007 Plan may be granted singly, in combination, or in tandem. Subject to anti-dilution adjustments as provided in the 2007 Plan a total of 4,000,000 shares of common stock will be available for distribution pursuant to the 2007 Plan.

Awards under the 2007 Plan may be granted to employees, directors, consultants or independent contractors. However, only employees of the Company and its subsidiaries will be eligible to receive options that are designated as incentive stock options.

With respect to options granted under the 2007 Plan, the exercise price of options designated as incentive stock options must be at least 100% (110% in the case of an incentive stock option granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Internal Revenue Code of 1986) of the fair market value of the common stock subject to the award, determined as of the date of grant. The exercise price of nonqualified options will be set by the Board committee administering the 2007 plan. Restricted stock awards and awards of restricted stock units are awarded subject to the satisfaction of the terms and conditions established by the administrator. In general, awards that do not require exercise may be made in exchange for such lawful consideration, including services, as determined by the administrator.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Loan Agreement. During 2004, Thomas M. Livia’s mother, Concetta G. Livia, loaned us $100,000 in connection with a participating loan transaction by a group of individual lenders. The aggregate amount of the lending group’s loan to us is evidenced by an unsecured promissory note, dated August 2, 2004, which was later amended and superseded by a substituted and modified promissory note dated July 2005, in the aggregate principal amount of $500,000 (the “Note”). The Note bears interest at a rate of 15% per annum and payments of interest only at a rate of 10% per annum are due quarterly. The remaining 5% per annum of interest is accrued and added to the principal balance of the Note. The principal and unpaid interest was due in full on August 1, 2007 and was repaid on that date. Ms. Livia’s $100,000 in principal and accrued interest was repaid on May 9, 2007 pursuant to a Satisfaction of Obligations agreement whereby $300,000 in principal amount of the Note was repaid to certain other participating investors under the Note at that time. As part of the loan repayment and at Ms. Livia’s election, we issued to Ms. Livia 20,478 shares of our common stock, valued at a price of $0.82 per share, in lieu of our payment of pro rata accrued interest under the Note in the amount of $16,791.76.

Officer Loans. During the years 1995 to 2007 we extended loans to members of our senior management, Thomas M. Livia and Gary Stern, for miscellaneous purposes for a total amount of $15,035 outstanding at December 31, 2006. No interest was charged on the loans. All monies due under the loans in the amount of $17,011 were repaid in full on June 15, 2007.

We do not currently have any formal written policies or procedures for the review, approval, or ratification of any related party transaction. The Company believes that the terms of its related party transactions were as favorable to the Company as transactions that involve unrelated third parties.

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The firm of Reznick Group, P.C. has served as our registered independent public accounting firm since 2007. One or more representatives of Reznick Group, P.C. are expected to be present at the annual meeting in person or by teleconference and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

Audit Fees

The aggregate fees billed by Reznick Group, P.C. for professional services rendered for the audit of our annual financial statements for fiscal year ended December 31, 2007 were approximately $115,000 and for the reviews of the interim financial statements included in our Quarterly Report on Form 10-Q and our Form 10 were approximately $78,912. The aggregate fees billed by Reznick Group, P.C. for professional services rendered for the 3 year audit, ended December 31, 2006 were approximately $102,500.

Tax Fees

The aggregate fees billed by Reznick Group, P.C. for professional fees rendered for income tax compliance for the fiscal years ended December 31, 2006 and 2005 were approximately $10,068 and $10,000, respectively. Tax services included federal and state income tax reviews.

The Audit Committee of the Board of Directors approves in advance all services to be performed by the independent public accountants. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Chairman of the Audit Committee whose action shall be considered to be that of the entire Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC, initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of Forms 3 and Forms 4 (no Form 5s have been filed as of the date of this proxy statement) furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2007 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms, except that Mr. Grillo filed his Form 3 late reflecting his initial statement of beneficial ownership.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, to be considered for inclusion in the Company’s proxy statement for the 2009 Annual Meeting of Stockholders, any stockholder proposal submitted must be received by the Company not later than December 29, 2008. In addition, subject to SEC Rule 14a-8, Article III, Section 2 of our Amended and Restated By-laws provide that in order for proposals by stockholders to be considered at a meeting of stockholders, including nominations by stockholders for directors to be elected, which have not been previously approved by the Board of Directors, such proposals must be submitted to the Secretary of the Company in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than (i) with respect to an election to be held, or a proposal to be considered, at an annual meeting of stockholders, the latest date upon which stockholder proposals must be submitted to the corporation for inclusion in the corporation's proxy statement relating to such meeting pursuant to Rule 14a-8, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least ninety (90) days prior to the date one year from the date of the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held, or a proposal to be considered, at a special meeting of stockholders, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

In accordance with our By-laws, each such nomination or proposal must set forth: (i) the name and address of the stockholder making the nomination or proposal and the person or persons nominated, or the subject matter of the proposal submitted; (ii) a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated, or the proposal submitted; (iii) a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made, or the proposal was submitted, by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Company if so elected. The By-laws additionally provide that all late nominations and proposals will be rejected.

Accordingly, in order for a stockholder’s proposal (other than one included in the proxy statement pursuant to SEC Rule 14a-8) to be considered timely and to be brought during the 2009 Annual Meeting of Stockholders pursuant to the Company’s By-laws, the required written notice must be received by the Secretary of the Company no later than March 13, 2009. However, should the 2009 Annual Meeting of Stockholders be advanced or delayed by more than 30 days from June 11, 2009, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2009 Annual Meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2009 Annual Meeting. A copy of our Amended and Restated By-laws is available in the Investor Relations section of our website at www.pcuniverse.com or by written request to the President and Co-Chief Executive Officer, Thomas M. Livia, c/o PC Universe, Inc., 504 NW 77th Street, Boca Raton, Florida 33487.

ADDITIONAL INFORMATION

The 2007 Annual Report accompanies this proxy statement. The 2007 Annual Report contains our audited financial statements and “Management’s Discussion and Analysis or Plan of Operation.”

EACH PERSON SOLICITED HEREUNDER MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K, AND ALL AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 WITHOUT CHARGE, EXCEPT FOR EXHIBITS THERETO, BY SENDING A WRITTEN REQUEST TO: Michael Labinski, Chief Financial Officer, 504 NW 77th Street, Boca Raton, FL 33487.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov.

By Order of the Board of Directors,

/s/ Gary Stern
Gary Stern
Chairman and Co-Chief Executive Officer

/s/ Thomas M. Livia
Thomas M. Livia
President and Co-Chief Executive Officer

Boca Raton, Florida

April 28, 2008

APPENDIX A

PC UNIVERSE, INC.

AUDIT COMMITTEE CHARTER

April 2008

PURPOSE

The primary responsibility of the Audit Committee (the "Committee") of the Board of Directors (the “Board”) of PC Universe, Inc. (the “Company”) is to assist the Board in overseeing management's conduct of the Company's financial reporting process. The Committee performs this role by reviewing the financial reports and other financial information released by the Company, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements by the Company's independent auditors and the Company's legal compliance and ethics programs.

The Committee has sole responsibility for the retention, compensation and oversight of the independent auditors. The independent auditors report directly to the Committee. The Committee also serves as an independent monitor of the Company’s financial reporting process and internal controls and procedures. The Committee shall adopt procedures to allow the free flow of information to the Committee regarding the Company’s internal controls and procedures for financial reporting and any concerns by officers or employees of the Company or the independent auditors regarding accounting and auditing matters.

In discharging its oversight role, the Committee is empowered to investigate any matters brought to its attention. In such investigations, the Committee shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts. The Committee shall receive the funding reasonably necessary to retain the independent auditors to perform its audit and to retain any other experts required by the Committee to carry out its responsibilities.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, each of whom shall be independent in accordance with the rules of The NASDAQ Stock Market, any other independence criteria adopted by the Board, and applicable law. Accordingly, no member shall have a relationship to the Company that would interfere with the exercise of his independence from management and the Company. Without limiting the foregoing, no member may accept any direct or indirect compensatory payment from the Company or its affiliates, other than in the member’s capacity as a member of that Board or any Board Committee. Each member shall be able to read and understand financial statements, and at least one member of the Committee shall be a financial expert, as determined by the Board of Directors in accordance with the rules of The NASDAQ Stock Market, the rules and regulations of the SEC and any other applicable law.

The members shall be appointed by the Board upon the recommendation of the Corporate Governance Committee. The Committee members shall annually appoint a Chairman of the Committee.

MEETINGS AND ATTENDANCE

The Committee shall meet at least quarterly. In addition, the Committee shall meet at least once annually with the independent auditors, and with the chief financial officer (and other management as appropriate) in separate sessions to discuss any matters that the Committee or these other individuals believe should be discussed privately and to resolve any disputes that may arise between management and the independent auditors. The Committee shall also meet at least quarterly with management to discuss the Company’s system of internal controls and procedures for financial reporting and management’s evaluation of the effectiveness of these controls.1

———————

1

The Company’s internal controls and procedures for financial reporting refer to controls and procedures designed to provide reasonable assurances that: (i) transactions are properly authorized; (ii) assets are safeguarded against unauthorized or improper use; and (iii) transactions are properly recorded and reported to permit the preparation of the Company’s financial statements in accordance with GAAP.

A majority of Committee members shall constitute a quorum, but members of the Committee should endeavor to be present, in person or by telephone, at all meetings. The Chairperson may request that members of management and representatives of the independent auditors be present at Committee meetings.

MINUTES OF MEETINGS

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee.

DETAILED RESPONSIBILITIES

The Committee's job is one of oversight. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

The following is a list of the regular functions of the Committee. These functions are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate.

1.

The Committee shall have the sole authority to appoint the independent auditors to be retained by the Company and approve the compensation of the independent auditors. The Committee shall evaluate and have the sole authority to discharge or replace the independent auditors (subject, if deemed appropriate, to shareholder ratification).

2.

The Committee shall approve in advance the provision by the independent auditors of all services whether or not related to the audit. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors retained by the Company for the purpose of rendering or issuing an audit report.

3.

The Committee shall review the appointment and replacement of the lead independent audit partner to ensure rotation in accordance with applicable law.

4.

The Committee shall request from the independent auditors, a written statement describing all relationships between the independent auditors and the Company, as required by Independence Standards Board Standard Number 1. The Committee shall discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ independence, and recommend any necessary actions to the Board to confirm the independent auditors’ independence.

5.

The Committee shall review the annual audited financial statements with management and the independent auditors, including (i) major issues regarding accounting and auditing principles and practices, (ii) the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition,” (iii) the adequacy of internal controls that could significantly affect the Company’s financial statements, (iv) any material correcting adjustments that have been identified by the independent auditors, (v) any material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities and (vi) other matters related to the conduct of the audit which are to be communicated to the Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees.

6.

The Committee shall prepare the “Report of the Audit Committee” to be included in the Company’s proxy statement, as required by the rules of the Securities and Exchange Commission.

7.

The Committee shall discuss with management and the independent auditors: (i) the annual internal control report of management required to be filed in the Company’s Annual Report on Form 10-K, and (ii) the attestation of the independent auditors regarding the Company’s internal controls and procedures for financial reporting given in connection with such annual internal control report. The Committee shall present to the Board of Directors any significant findings and recommendations to modify such internal controls and procedures.

8.

The Committee shall review with management and the independent auditors the Company’s quarterly financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and any matters required to be discussed with the Committee by Statement on Auditing Standards No. 71, Interim Financial Information.

9.

The Committee shall review and discuss with management and the independent auditors the financial information contained in the Company’s press releases and the Company’s financial guidance prior to public release.

10.

The Committee shall request and review reports of the independent auditors on the Company’s critical accounting policies and practices, including alternative treatments available under generally accepted accounting principles which the independent auditors have discussed with management, the ramifications of such alternative treatments and the treatment recommended by the independent auditors.

11.

The Committee shall request and review reports of the independent auditors on all material written communications between the independent auditors and management.

12.

At least once each fiscal quarter, the Committee shall discuss with management and the independent auditors: (i) all significant deficiencies and material weaknesses in the design or operation of the Company's internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data required to be disclosed in filings with the Securities and Exchange Commission on a timely basis; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting, (iii) the resolution of any identified weaknesses, and (iv) the assessments of such internal controls and procedures, and any significant changes in the internal controls and procedures, required to be disclosed in the Company’s filings with the Securities and Exchange Commission or other publicly available documents.

13.

The Committee shall review the scope of the audit and plan for the annual audit prior to its implementation.

14.

The Committee shall adopt procedures for the receipt, retention and treatment of complaints received by the Company, and for the confidential, anonymous submission of concerns to the Committee by the Company’s employees, relating to accounting, internal accounting controls or auditing matters.

15.

The Committee shall review and approve any related-party transactions involving the Company to the extent required by The NASDAQ Stock Market.

16.

The Committee shall review the adequacy of this Charter on an annual basis.

In addition, the Committee shall perform such other functions as necessary and appropriate under law, the rules of The NASDAQ Stock Market, any other independence criteria adopted by the Board, the Company’s articles of incorporation or bylaws and the resolutions and other directives of the Board.

APPENDIX B

PC UNIVERSE, INC.

COMPENSATION COMMITTEE CHARTER

April 2008

PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the "Board") of PC Universe, Inc. (the “Company”) is to assist the Board in establishing and implementing the compensation policies of the Company and monitoring compliance with such policies. The Company’s compensation policies are intended to attract, motivate and retain experienced and qualified executives with compensation that is fair in relation to comparable public companies and that recognizes individual merit and overall business results. The policies are also intended to support the attainment of the Company’s strategic objectives by tying the interests of executives with those of stockholders through operational and financial performance goals and equity-based compensation.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board. All Committee members shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended,1 and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended,2 and shall otherwise meet the independence requirements of the NASDAQ Stock Market, any other independence criteria adopted by the Board, and applicable law. The members shall be appointed by the Board upon the recommendation of the Corporate Governance Committee. The Committee members shall annually appoint a Chairman of the Committee.

MEETINGS AND ATTENDANCE

The Committee shall meet at least once annually, or more frequently as the Committee deems appropriate. Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, a majority of Committee members shall constitute a quorum. As necessary, the Chairperson may request members of management be present at meetings, however no member of management shall be present at the meeting, or portion of the meeting, at which his or her compensation or performance is discussed.

MINUTES OF MEETINGS AND CONSENT TO ACTION

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee. Any action required or permitted to be taken at a meeting of the members of the Committee may be taken without a meeting if a consent in writing setting forth the action is signed by all of the members of the Committee. Such consent shall have the same force and effect as a unanimous vote. The Committee will file all written consents with the minutes of the proceedings of the Committee.

All actions of the Committee will be reported to the Board at the next meeting following such action. In addition, the Committee will provide an annual report to the Board regarding the status and disposition of its duties for the year.

———————

1

SEC Rule 16b-3 defines “non-employee director” as a person who (a) is not currently an officer of the company (or a parent or subsidiary of the company), (b) does not receive significant direct or indirect compensation from the company for any services performed other than services as a director, and (c) has no interest in any significant transactions or business relationships with the company.

2

IRC Section 162(m) defines an “outside director” as a director who is not a current or former employee of the corporation and if the director does not receive significant direct or indirect compensation in any capacity other than as a director.

KEY RESPONSIBILITIES

Executive Compensation. The primary components of executive compensation are industry competitive salaries, bonuses of cash and/or stock options based on annual operational and financial objectives and on individual merit, and stock option grants to executives when they are hired and periodic retention stock option grants. In setting compensation, the Committee shall consider individual contributions, teamwork and performance level as well as the executive’s total compensation package, including insurance and other benefits. The Committee’s responsibilities with respect to compensation of the executive officers and other key employees of the Company include the following:

1.

Meet at least annually to review the total compensation package of the Co-Chief Executive Officers and other members of senior management, and recommend for approval by the independent Directors of the Board the compensation for the Co-Chief Executive Officers and other members of senior management and key employees for the upcoming year.

2.

Meet at least annually to discuss the performance evaluation of the Co-Chief Executive Officers based on achievement of performance objectives established in the prior year and individual merit. Based on this evaluation, recommend for approval by the independent Directors of the Board the annual cash and/or stock option bonus compensation for the Co-Chief Executive Officers.

3.

Meet at least annually with the Co-Chief Executive Officers and other senior management to discuss the performance evaluation of senior management and other key employees based on achievement of performance objectives established in the prior year and individual merit. Based on these evaluations, determine the annual cash and/or stock option bonus compensation for senior management and other key employees, other than the Co-Chief Executive Officers.

4.

Meet at least annually to develop appropriate performance goals for the Co-Chief Executive Officers and other members of senior management for the next year for purposes of determining bonus compensation. The Co-Chief Executive Officers may participate in meetings of the Committee held to discuss performance goals for the other members of senior management. The chair of the Compensation Committee will present the performance goals to the independent Directors for approval.

5.

Review at least annually market data to assess the Company’s competitive position for all components of compensation for the Co-Chief Executive Officers and senior management to ensure the Company is competitive with comparable public companies.

6.

Prepare the “Report of the Compensation Committee” to be included in the Company’s proxy statement, as required by the rules of the Securities and Exchange Commission.

Equity Plans. With respect to the administration of any stock option and restricted stock plan, employee stock purchase plan, profit-sharing plan or other, similar plan of the Company (a “Plan”), the Committee shall:

1.

Have and is hereby delegated the full power and authority (a) to administer any Plan, including, without limitation, the power to select persons to whom grants thereunder are made, the power to determine the terms and type of any such grant under any discretionary-grant plan (including the number of shares subject to such grant), the power to establish vesting schedules and the type and amounts of consideration, if any, paid to the Company for any stock issuable under any Plan and the power to otherwise administer any Plan.

2.

Recommend to the Board the adoption of amendments to any Plans or modifying or canceling any existing grants under such Plans.

3.

Review annually the sufficiency of the shares available for grant under the Plans based on the Company’s goals for hiring, bonus and retention grants, and assess the Company’s competitive position with respect to levels of equity compensation, vesting schedules and other terms with comparable public companies.

Board. The Committee shall annually review and recommend for approval by the full Board the retainer and meeting fees for non-employee members of the Board and committees of the Board and the terms and awards of stock compensation for members of the Board under the Company’s Stock Option and Incentive Plan, or similar equity incentive plan adopted by the Company and approved by the stockholders.

Consultants. The Committee has the power and authority to retain consultants of its selection to advise it with respect to the Company’s salary and incentive compensation and benefits programs. It shall have the sole authority to approve the consultants’ fees and other retention terms.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In addition, the Committee shall perform such other functions as necessary and appropriate under law, the rules of the NASDAQ Stock Market, the Company’s articles of incorporation or bylaws and the resolutions and other directives of the Board.

APPENDIX C

PC UNIVERSE, INC.

CHARTER OF THE

CORPORATE GOVERNANCE COMMITTEE

April 2008

PURPOSE

The purpose of the Corporate Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of PC Universe, Inc. (the “Company”) in the evaluation and implementation of the Corporate Governance Guidelines, including the functions described below, and to help ensure the effective functioning of the Board.

COMPOSITION

The Committee shall consist of no fewer than three members. The members shall be appointed by the Board. The Committee members shall appoint a Chairperson of the Committee.

MEETINGS AND ATTENDANCE

The Committee shall meet at least once annually, or more frequently as the Committee deems appropriate. Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, a majority of Committee members shall constitute a quorum. As necessary, the Chairperson may request members of management be present at meetings, however no member of management shall be present at the meeting, or portion of the meeting, at which his or her compensation or performance is discussed.

MINUTES OF MEETINGS AND CONSENT TO ACTION

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company directors who are not members of the Committee. Any action required or permitted to be taken at a meeting of the members of the Committee may be taken without a meeting if a consent in writing setting forth the action is signed by all of the members of the Committee. Such consent shall have the same force and effect as a unanimous vote. The Committee will file all written consents with the minutes of the proceedings of the Committee.

All actions of the Committee will be reported to the Board at the next meeting following such action. In addition, the Committee will provide an annual report to the Board regarding the status and disposition of its duties for the year.

RESPONSIBILITIES AND DUTIES

The Committee’s responsibilities include:

1.

Evaluate and recommend appropriate candidates identified by the Committee for election to the Board.

2.

Review the performance and contribution of directors standing for reelection and recommend to the full Board their reelection, as appropriate.

3.

Review annually the overall performance and contribution of the Board and its committees to enhancing shareholder value, and recommend any areas for improvement to the Board.

4.

Annually recommend the membership of the standing committees for approval by the Board.

5.

Review periodically as it deems appropriate, the standards to be applied by the Board in making determinations as to whether a director should be deemed an independent director, to recommend to the Board any modifications to these standards that the Committee deems desirable, and to provide to the Board the Committee’s assessment of which directors should be deemed

C-1

independent directors under the then-current standards and under any recommended modifications to the standards.

6.

Evaluate, monitor and improve various Board and committee processes, including agendas, minutes, conduct of Board and committee meetings, and information flow to directors.

7.

Adopt and review periodically the Corporate Governance Guidelines of the Company and Codes of Conduct for officers, directors and other employees of the Company, and recommend any amendments to the Board.

The Committee will also perform any other activities consistent with this Charter, the Company’s Amended and Restated Bylaws and governing law as the Committee or the Board deems necessary or appropriate. The Committee will maintain minutes of all Committee meetings.

The Committee will meet as often as necessary to properly discharge and perform its duties and responsibilities. Any action required or permitted to be taken at a meeting of the members of the Committee may be taken without a meeting if a consent in writing, setting forth the action, is signed by all of the members of the Committee. Such consent shall have the same force and effect as a unanimous vote. The Committee will file all written consents with the minutes of the proceedings of the Committee.

All actions of the Committee will be reported to the Board at the next meeting succeeding such action. In addition, the Committee will provide an annual report to the Board regarding the status and disposition of the matters reviewed by the Committee.

C-2

APPENDIX D

PC UNIVERSE, INC.

CODE OF ETHICS FOR CO-CEOS AND SENIOR FINANCIAL OFFICERS

I.

INTRODUCTION

This Code of Ethics for certain Officers (this “Code”) of PC Universe, Inc., a Nevada corporation (the “Company”), applies to the Company’s co-principal executive officers, the principal financial officer, the principal accounting officer or controller, if any, or persons performing similar functions (each an “Officer”). This Code covers policies designed to deter wrongdoing and to promote (1) honest and ethical conduct, (2) the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (3) full, fair, accurate, timely and understandable disclosure in reports and documents the Company files with or submits to the Securities and Exchange Commission (“SEC”) and in other public communications, (4) compliance with applicable governmental laws, rules and regulations, (5) the prompt internal reporting of violations of this Code and (5) accountability for adherence to the provisions of this Code. Each Officer must conduct him/herself according to these policies and seek to avoid even the appearance of improper behavior. Officers should also refer to the Company’s Code of Business Conduct, which supplements and is in addition to this Code.

II.

HONEST AND ETHICAL CONDUCT

Each Officer must always conduct him/herself in an honest and ethical manner and act with the highest standards of personal and professional integrity. As an officer of the Company, he or she has a duty to act in the best interests of the Company and its stockholders. No Officer should tolerate others who attempt to deceive or evade responsibility for their actions.

III.

CONFLICTS OF INTEREST

The Company respects the rights of each Officer to manage his or her personal affairs and investments and does not wish to intrude upon any Officer’s personal life. At the same time, each Officer must act in the best interests of the Company and avoid situations that present a potential or actual conflict between the interests of the Officer and the interests of the Company.

A “conflict of interest” exists when an individual’s private interest interferes in any way – or even appears to interfere -- with the interests of the Company as a whole. A conflict situation can arise when an Officer takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest also arise when an Officer or members of his or her immediate family, receive improper personal benefits as a result of his or her position in or with the Company.

If an Officer knows of any transaction or relationship that presents, or could reasonably expected to give rise to, a conflict of interest involving that Officer or another Officer, he or she must promptly disclose the transaction or relationship as described in Article VI of this Code. Each Officer should also disclose any actual or apparent conflicts of interest involving any other management or employees who have a significant role in the Company’s financial reporting or disclosure or internal controls.

IV.

RULES TO PROMOTE FULL, FAIR, ACCURATE, TIMELY AND UNDERSTANDABLE DISCLOSURE

Each Officer must take the following steps to ensure full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company:

1.

Carefully review drafts of reports and documents the Company is required to file with the SEC before they are filed and Company press releases or other public communications containing financial information before they are released to the public.

2.

Establish and maintain disclosure controls and procedures and internal controls to ensure that financial information required to be disclosed by the Company in its SEC filings or that is communicated in press releases or other public communications, whether written or oral, is collected, processed, summarized and disclosed fully, accurately and in a timely fashion.

3.

Promptly bring to the attention of their superiors, or if necessary the Audit Committee, any weaknesses or concerns with respect to the Company’s internal controls or disclosure controls and procedures that the Officer identifies or becomes aware of, any matters that an Officer feels could compromise the integrity of the Company’s financial reports or any disagreements on material accounting matters.

4.

Always act with the highest standards of personal and professional integrity, and do not tolerate others who attempt to deceive or evade responsibility for their actions.

V.

COMPLIANCE WITH APPLICABLE GOVERNMENTAL LAWS, RULES AND REGULATIONS

Compliance with applicable governmental laws, rules and regulations, both in letter and in spirit, is one of the foundations on which the Company’s ethical policies are built. As an Officer, you must understand and take responsibility to comply with the governmental laws, rules and regulations of the cities and states in which we operate including, but not limited to, the laws pertaining to insider trading of Company’s securities. For example, it is critical that you understand the governmental laws, rules and regulations applicable to disclosures the Company is required to make in its periodic reports and otherwise. In addition, if there is a conflict between an applicable law and this Code, you must comply with the law; however, if a local custom or policy conflicts with this Code, you must comply with this Code. If you have any questions about these conflicts or this Code, you should ask the Company’s outside counsel how to handle the situation.

An Officer must respect the confidentiality of information acquired in the course of the performance of his or her responsibilities, except when authorized or otherwise legally obligated to disclose such information. An Officer shall not use confidential information acquired in the course of the performance of his or her responsibilities for improper personal advantage.

VI.

REPORTING VIOLATIONS OF THIS CODE OR ANY ILLEGAL OR UNETHICAL BEHAVIOR

If you believe that actions have taken place, may be taking place or may be about to take place that violate or would potentially violate this Code, you must promptly bring the matter to the attention of the Company. You are required to communicate any violations of this Code to the Chairman of the Audit Committee. You are also encouraged to talk to the Company’s outside counsel about observed illegal or unethical behavior and whenever you are in doubt about the best course of action in a particular situation regarding this Code.

The Company will not tolerate any retaliation against any person who provides information in good faith to a Company or law enforcement official concerning a possible violation of any law, regulation or this Code. Any Officer or other employee who violates this rule may be subject to civil and administrative penalties, as well as disciplinary action, up to and including termination of employment.

VII.

ACCOUNTABILITY FOR ADHERENCE TO THIS CODE

Each Officer will be held accountable for adherence to this Code. Any Officer who violates the policies in this Code will be subject to disciplinary action, up to and including a discharge from the Company and, where appropriate, civil liability and criminal prosecution.

Each Officer must review this Code and sign the attached certification. Each Officer is also responsible for the diligent review of practices and procedures in place to help ensure compliance with this Code.

Any other policy or procedure set out by the Company in writing or made generally known to employees, officers or directors of the Company prior to the date hereof or hereafter are separate requirements and remain in full force and effect.

VIII.

WAIVERS OF OR AMENDMENTS TO THIS CODE

This Code will be made publicly available as required by applicable law or regulation. The provisions of this Code may be waived only by the Board of Directors (“Board”) or by the Audit Committee. Any waiver, including implicit waiver, of a provision of this Code and any amendment to this Code will be promptly disclosed as required by applicable law or regulation.

A “waiver” means the approval by the Board of a material departure from a provision of the Code. An “implicit waiver” means the Company’s failure to take action within a reasonable period of time regarding a material departure from a provision of the Code that has been made known to an executive officer of the Company. An “amendment” means any amendment to this Code other than minor technical, administrative or other non-substantive amendments hereto.

All persons should note that it is not the Company’s intention to grant or to permit waivers from the requirements of this Code. The Company expects full compliance with this Code.

IX.

ADMINISTRATION

The Audit Committee of the Board will administer this Code. The Audit Committee will be responsible for the annual review of the compliance procedures in place to implement this Code and will recommend clarifications or necessary changes to this Code to the Board for approval.

CERTIFICATION

I hereby acknowledge and certify that I have read the Code of Ethics for certain Officers of PC Universe, Inc., have become familiar with its contents and will comply with its terms. Any violations of which I am aware are noted below.

______________________________

Name (please print)

_______________________________

Signature

_______________________________

Date

Please describe any exceptions or comments below:

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

PC UNIVERSE, INC. 504 NW 77TH ST. BOCA RATON, FL 33487

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by PC Universe, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PC Universe, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                         PCUNI1                  KEEP THIS PORTION FOR YOUR RECORDS

-------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PC UNIVERSE, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE DIRECTORS RECOMMEND A VOTE "FOR"
ITEM 1.			☐	☐	☐
Vote On Directors
1.	To elect as Directors of PC Universe, Inc. the nominees listed below.
	01)	Victor N. Grillo, Class I
	02)	Randall N. Paulfus, Class I
	03)	Dean J. Rosenbach, Class I

2.	In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned

Stockholder(s). If no direction is made, this proxy will be voted FOR item 1. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)			Date

-------------------------------------------------------------------------------------------------------------------

PC UNIVERSE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JUNE 11, 2008

The stockholders hereby appoint Thomas M. Livia and Michael Labinski, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PC Universe, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., (Eastern Time) on June 11, 2008, at the Company's offices, located at 504 NW 77th St., Boca Raton, FL 33487, and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE